UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2011
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                Results of Operations and Financial Condition.

    On April 27, 2011, Middleburg Financial Corporation (the “Company”) issued a press release reporting its financial results for the period ended March 31, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 5.07.                                Submission of Matters to a Vote of Security Holders.

    The Company held its Annual Meeting of Shareholders on April 27, 2011 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected thirteen directors to serve for one-year terms, approved the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2011, approved the non-binding resolution to endorse the Company’s executive compensation program, and approved a three-year cycle for future advisory votes on the Company’s executive compensation program.  The voting results for each proposal are as follows:

1.	To elect 13 directors to serve for terms of one year each expiring at the 2012 Annual Meeting of Shareholders:

	For	Withhold	Broker Non-Vote
Howard M. Armfield	4,296,457	410,417	1,275,488
Henry F. Atherton, III	4,630,242	76,632	1,275,488
Joseph L. Boling	3,889,221	817,653	1,275,488
Childs F. Burden	4,296,915	409,959	1,275,488
J. Bradley Davis	4,656,685	50,189	1,275,488
Alexander G. Green	4,651,901	54,973	1,275,488
Gary D. LeClair	4,653,176	53,698	1,275,488
John C. Lee, IV	4,655,385	51,489	1,275,488
Keith W. Meurlin	4,631,578	75,296	1,275,488
Janet A. Neuharth	4,630,565	76,309	1,275,488
John M. Rust	4,657,585	49,289	1,275,488
Gary R. Shook	4,655,585	51,289	1,275,488
James R. Treptow	4,653,056	53,818	1,275,488

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2011:

For	Against	Abstain
5,936,374	32,332	8,357

3.	To approve the following advisory (non-binding) proposal:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

For	Against	Abstain	Broker Non-Vote
4,223,535	187,772	295,565	1,275,488

4.	To approve an advisory (non-binding) recommendation on the frequency of shareholders’ approval of the Company’s executive compensation program.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
1,629,032	38,131	2,755,899	289,103	1,270,194

    In accordance with the voting results for this proposal, the Company’s Board of Directors has determined that future shareholder advisory votes on executive compensation will be held every three years.

Item 8.01.                                Other Events.

    On April 27, 2011, the Company announced the declaration of a cash dividend of $0.05 per share.  The dividend is to be paid on May 25, 2011 to shareholders of record as of May 11, 2011.  A copy of the dividend announcement is being furnished as Exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.

Item 9.01.                                Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press release dated April 27, 2011.

	99.2	Announcement dated April 27, 2011.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: April 29, 2011	By:	/s/ Raj Mehra
Raj Mehra
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 27, 2011.

99.2	Announcement dated April 27, 2011.